AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")
SEPARATE ACCOUNT D
GENERATIONS®
FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL DEFERRED
ANNUITY CONTRACTS
SUPPLEMENT DATED APRIL 10, 2001
TO
PROSPECTUS DATED MAY 1, 2000
AS SUPPLEMENTED AUGUST 1, 2000 AND SEPTEMBER 25, 2000

As first discussed in the Supplement to the Prospectus, dated September 25, 2000, Morgan Stanley Asset Management, adviser to the Asian Equity Portfolio, a Series of The Universal Institutional Funds, Inc., and the underlying investment option for the Asian Equity Division, has informed AGL that it intends to liquidate the Asian Equity Portfolio on April 30, 2001. Accordingly, we filed a substitution application with the Securities and Exchange Commission that will allow us to move all of the assets that remain in the Asian Equity Division, on May 1, 2001, into the Global Equity Division.

In connection with this substitution, any Account Value you have left in the Asian Equity Division on April 30, 2001, will automatically be moved into the Global Equity Division. Prior to April 30, 2001, you may transfer any Account Value that you may have in the Asian Equity Division to any other available Division in your Generations Contract, without having such transfer(s) incur a $25 Transfer Charge, or count against the 12 free transfers which you are allowed each Contract Year.

Additionally, if on May 1, 2001 you have any of your Account Value automatically moved by us into the Global Equity Division, you will then have until May 31, 2001 to transfer that Account Value out of the Global Equity Division and into any other available Division in your Generations Contract, without having such transfer(s) incur a $25 Transfer Charge, or count against the 12 free transfers which you are allowed each Contract Year.

Within five days after the substitution, we will send you written confirmation that the substitution has occurred.

If you have any questions, please call our Annuity Administration Department at 1-800-200-3883 or 1-281-878-7409.